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                                                                   Exhibit 10.45
                THIRD AMENDMENT TO TRANCHE B CREDIT AGREEMENT

      THIS THIRD AMENDMENT dated as of November 5, 1996 (the "Third Amendment") is to that Tranche B Credit Agreement dated as of June 7, 1995 as amended by that First Amendment to Tranche B Credit Agreement dated as of June 30, 1995 and as further amended by that Second Amendment to Tranche B Credit Agreement dated as of May 15, 1996 (the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement) by and among EMBASSY SUITES, INC., a Delaware corporation as the initial Borrower, and PROMUS HOTELS, INC., a Delaware corporation, as assignee and subsequent Borrower (the applicable Borrower hereunder being referred to as the "Borrower"), THE PROMUS COMPANIES INCORPORATED, a Delaware corporation as an initial guarantor, and PROMUS HOTEL CORPORATION, a Delaware corporation as a guarantor and those certain Subsidiaries and related parties identified as "Guarantors" on the signature pages thereto as listed on the signature pages hereto, the several lenders identified on the signature pages thereto as listed on the signature pages hereto (each a "Lender" and collectively, the "Lenders") and NATIONSBANK, N.A., a national banking association formerly known as NationsBank, N.A. (Carolinas), as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H :

      WHEREAS, the Lenders have executed a $50,000,000 364-day revolving credit facility pursuant to the terms of the Credit Agreement;

      WHEREAS, the Borrower has requested the modification of certain provisions of the Credit Agreement;

      WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      A. The Credit Agreement is amended and modified in the following respects:

            1. The definition of "Applicable Percentage" in Section 1.1 is hereby amended and restated in its entirety to read as follows:

                  "Applicable Percentage" means, for any day, the rate per annum set forth below opposite the applicable Level Period then in effect, it being understood that the Applicable Percentage for (i) Base Rate Loans shall be the percentage set forth under the column "Base Rate Margin", (ii) Eurodollar Loans shall be the percentage set forth under the column "Eurodollar Margin", and (iii) the
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            Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

                  Level     Base Rate   Eurodollar  Commitment
                 Period       Margin      Margin        Fee
                 ------       ------      ------        ---

                 Level I        0%         .245%        .08%
                 Period

                Level II        0%         .295%       .105%
                 Period

                Level III       0%         .35%        .125%
                 Period

                Level IV        0%         .50%         .20%
                 Period

                 Level V        0%        .6875%      .3125%
                 Period

            In the event the applicable Level Period is determined by reference to clause (i) of the definitions of "Level I Period", "Level II Period", "Level III Period", "Level IV Period" and "Level V Period", the Applicable Percentage shall be adjusted for all purposes as soon as reasonably practicable, but in no event later than 5 days, after the date of receipt by the Agent of notice of a change in the applicable debt rating. In the event the applicable Level Period is determined by reference to clause (ii) of the definitions of "Level I Period", "Level II Period", "Level III Period", "Level IV Period" and "Level V Period", the Applicable Percentage shall be adjusted for all purposes quarterly as soon as reasonably practicable, but not later than 5 days, after the date of receipt by the Agent of the quarterly financial information in accordance with the provisions of
            Section 7.1(b) together with a calculation by the Borrower of the Leverage Ratio for the period ending on the last day of the most recent fiscal quarter.

            2. The definition of "Consolidated Fixed Charges" in Section 1.1 of the Credit Agreement is amended and restated to read as follows:

                  "Consolidated Fixed Charges" means, for any period, without duplication, the sum of (i) all Rentals (other than Rentals on Capitalized Leases) payable during such period, (ii) the cash portion of Consolidated Interest Expense during such period and
            (iii) the cash payment portion of current maturities of Funded Debt, in each case for the Parent Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP. For the portion of any such period which is prior to the Closing Date, Consolidated Fixed Charges shall be calculated with respect to Hotel Inc. Business.

            3. The definition of "Level IV Period" in Section 1.1 of the Credit Agreement is amended and restated to read as follows:


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                  "Level IV Period" means a period during which none of a Level
            I Period, a Level II Period nor a Level III Period shall exist and
            (i) the Parent Company and its consolidated Subsidiaries have an actual or implied senior unsecured long-term debt rating (without third party credit enhancement) of "BB+" or better by S&P or "Bal" or better by Moody's, or (ii) the Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the most recent fiscal quarter shall be less than 2.50:1.0 but greater than or equal to 2.25:1.0.

            4. The definition of "Level V Period" in Section 1.1 of the Credit Agreement is amended and restated to read as follows:

                  "Level V Period" means a period during which none of a Level I
            Period, a Level II Period, a Level III Period nor a Level IV Period shall exist and (i) the Parent Company and its consolidated Subsidiaries have an actual or implied senior unsecured long-term debt rating (without third party credit enhancement) of "BB" or worse by S&P or "Ba2" or worse by Moody's, or (ii) the Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the most recent fiscal quarter shall be greater than or equal to 2.50:1.0.

            5. Section 7.11(a) of the Credit Agreement entitled "Consolidated Net Worth" is hereby amended and restated to read as follows:

                        "(a) Consolidated Net Worth. There shall be maintained
                  at all times, determined at the end of each fiscal quarter, Consolidated Net Worth of at least $125,000,000; provided, however, that the minimum Consolidated Net Worth required hereunder shall be increased by (i)(A) on the last day of each fiscal quarter to occur from the Closing Date until September 30, 1996, an amount equal to 50% of Consolidated Net Income for the fiscal quarter then ended (or if Consolidated Net Income is a deficit, then zero), (B) on the last day of the fiscal quarter ending December 31, 1996, an amount equal to 25% of Consolidated Net Income for the fiscal quarter then ended (or if Consolidated Net Income is a deficit, then zero) and (C) on the last day of each fiscal year occurring thereafter, an amount equal to 25% of Consolidated Net Income for the fiscal year then ended (or if Consolidated Net Income is a deficit, then zero) and (ii) immediately upon receipt, 100% of the net proceeds received by the Borrower or any Subsidiary pursuant to any Equity Transaction occurring after the Closing Date."

            6. Section 7.11(b) of the Credit Agreement entitled "Leverage Ratio" is hereby amended and restated to read as follows:


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                  "(b)  Leverage Ratio.  The Leverage Ratio, as determined at the end of each fiscal quarter for the four consecutive fiscal quarter period then ended, shall not at any time exceed:

                        Period Ending
                        -------------

            Closing Date through the last day
              of fiscal year 1995                                 3.5:1.0

            First day of fiscal year 1996 through
              last day of fiscal year 1996                        3.25:1.0

            First day of fiscal year 1997 and
              thereafter                                          2.5:1.0"

            7. Section 7.12 is hereby deleted in its entirety.

            8. A new subsection (r) is hereby added to Section 8.1 to read as follows:

                  "(r) other unsecured Indebtedness of the Borrower in an aggregate amount of up to $300,000,000 provided that such Indebtedness has a maturity later than the Termination Date."

      B. In connection with the execution and delivery of this Amendment, Hampton Inns, Inc. and Embassy Equity Development Corporation (each a "Released Guarantor", and collectively the "Released Guarantors") are hereby released from all of their respective obligations and liabilities as Guarantors pursuant to
Section 4 of the Credit Agreement. Each Guarantor, other than the Released Guarantors, shall remain liable pursuant to Section 4 and by its execution and delivery of this Amendment, such Guarantor acknowledges and consents to all of the terms and conditions of this Third Amendment and agrees that this Third Amendment does not operate to reduce or discharge the Guarantor's obligations under the Credit Agreement or the other Credit Documents. Each Guarantor, other than the Released Guarantors, acknowledges and agrees that each such Guarantor shall have no claims, counterclaims, offsets, credits or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if such Guarantor, other than the Released Guarantors, has any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Third Amendment.

      C. The Borrower and the Guarantors hereby certify that as of the date hereof:

                  (i) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct in all material respects (except for those which expressly relate to an earlier date); and


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                  (ii) no Default or Event of Default exists and is continuing either prior to or after giving effect to this Third Amendment.

      D. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and schedules) remain in full force and effect.

      E. This Amendment shall be effective upon the execution of this Amendment by the Borrower, the Guarantors and the Lenders and the payment by the Borrower of the fees payable in connection herewith.

      F. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Third Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

      G. This Third Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Third Amendment to produce or account for more than one such counterpart.

      H. This Third Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes be construed in accordance with the laws of the State of North Carolina.



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        IN WITNESS WHEREOF, each of the parties hereto has caused this Third
    Amendment to be duly executed and delivered as of the date first above written.


BORROWER:
                         PROMUS HOTELS, INC.,
                         a Delaware corporation


                         By____________________________
                               Carol G. Champion,
                               Vice President


GUARANTOR:               PROMUS HOTEL CORPORATION,
                         a Delaware corporation


                         By____________________________
                               Carol G. Champion,
                               Vice President


LENDERS:                 NATIONSBANK, N.A., a national banking
                         association formerly known as
                         NationsBank, N.A. (Carolinas),
                         individually in its capacity as a
                         Lender and in its capacity as Agent


                         By_____________________________

                         Title__________________________


                         THE BANK OF NEW YORK

                         By_____________________________

                         Title__________________________


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                         THE BANK OF NOVA SCOTIA

                         By_____________________________

                         Title__________________________


                         CIBC INC.

                         By_____________________________

                         Title__________________________


                         THE SUMITOMO BANK, LIMITED, ATLANTA AGENCY

                         By_____________________________

                         Title__________________________


                         FIRST UNION NATIONAL BANK OF
                         NORTH CAROLINA

                         By_____________________________

                         Title__________________________


                         LTCB TRUST COMPANY

                         By_____________________________

                         Title__________________________


                         THE NIPPON CREDIT BANK, LTD. -
                          LOS ANGELES AGENCY

                         By_____________________________

                         Title__________________________


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                         SOCIETE GENERALE, SOUTHWEST AGENCY

                         By_____________________________

                         Title__________________________


                         CREDIT LYONNAIS, NEW YORK BRANCH

                         By_____________________________

                         Title__________________________


                         FIRST AMERICAN NATIONAL BANK

                         By_____________________________

                         Title__________________________


                         FIRST NATIONAL BANK OF COMMERCE

                         By_____________________________

                         Title__________________________


                         FIRST TENNESSEE BANK, NATIONAL ASSOCIATION

                         By_____________________________

                         Title__________________________


                         THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                          ATLANTA AGENCY

                         By_____________________________

                         Title__________________________


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                         U.S. NATIONAL BANK OF OREGON

                         By_____________________________

                         Title__________________________


                         SUNTRUST BANK


                         By_____________________________

                         Title__________________________


                         WACHOVIA BANK OF GEORGIA, N.A.

                         By_____________________________

                         Title__________________________